ONcore Xtra (sold before October 1, 2012) • ONcore Lite

ONcore Premier (sold before October 1, 2012) • ONcore Lite II

ONcore Value (sold before October 1, 2012) • ONcore Flex

ONcore Wrap • ONcore Ultra • ONcore Ultra II

The Ohio National Life Insurance Company

Ohio National Variable Account A

Supplement dated February 4, 2019

to the Prospectuses dated May 1, 2018

The following supplements the prospectuses dated May 1, 2018, as previously supplemented. Please read this supplement in conjunction with your prospectus and retain it for future reference. Capitalized terms used herein have the same definitions as in your prospectus.

Offer to surrender your ONcore variable annuity with a GMIB rider

This supplement is to provide notice that the Offer Period for the Offer described in a supplement dated October 26, 2018, is being extended until on or about March 15, 2019.